Exhibit 10.22

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment"), dated as of December 1, 2023, is entered into by and among ORION GROUP HOLDINGS, INC., a Delaware corporation ("Orion"), the Subsidiaries of Orion identified on the signature pages hereto as "Borrowers" (together with Orion, each, a "Borrower", and collectively "Borrowers"), the Lenders party hereto and WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Administrative Agent") and as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent", and the Administrative Agent together with the Collateral Agent, the "Agents", and each, an "Agent").

WHEREAS, the Borrowers, the several financial institutions from time to time party thereto as Lenders, and the Agents are parties to that certain Loan Agreement dated as of May 15, 2023 (as amended, restated, modified or supplemented from time to time, the "Loan Agreement");

WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in certain respects, and Agents and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.
2.Amendments to Loan Agreement.  In reliance upon the representations and warranties of each Loan Party set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Loan Agreement is hereby amended as follows:
(a)Section 1.01 of the Loan Agreement is hereby amended by amending and restating the defined term "Excluded Accounts" in its entirety as follows:

"Excluded Accounts" means (i) Deposit Accounts specially and exclusively used for payroll, payroll taxes, withholding tax payments related thereto and other employee wage and benefit payments to or for any Loan Party's employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements) to or for the benefit of any Loan Party's employees, in each case, so long as the funds held or maintained in any such Deposit Account do not exceed the amounts expected to be used for current requirements for such purpose, (ii) Deposit Accounts with a balance which does not exceed $100,000 for all such accounts in the aggregate at any one time, plus, so long as solely for a period of not less than 10 consecutive Business Days at any time, an additional $100,000, (iii) any Deposit Account specifically and exclusively used for sales tax payments so long as the funds held or maintained in any such Deposit Account do not exceed the amounts expected to be used for current requirements for such purpose, (iv) any deposit account that contains only cash collateral in an aggregate amount and subject to a Lien permitted under Section 7.01(f), (o) or (r), (v) any deposit account that is specifically and exclusively used as a trust account or escrow account for the benefit of a Person that is not an Affiliate of Orion or any of its Subsidiaries, (vi) Deposit Accounts,

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located in foreign jurisdictions, for which the Borrowers have used, subject to Section 6.19, commercially reasonable efforts to obtain a Control Agreement and have been unable to obtain a Control Agreement with respect thereto, so long as the aggregate balance on deposit in all such Deposit Accounts does not exceed $500,000 for all such Deposit Accounts; provided, that during the Bahamian Contract Accommodation Period, the aggregate balance on deposit at the Bahamian Deposit Accounts may exceed $500,000 (the amount of such excess, the "Bahamian Deposit Accounts Excess Amount") as a result of deposits received in respect of the Grand Bahamian Shipyard Contract for a period of time that does not exceed five consecutive Business Days, so long as the Bahamian Deposit Accounts Excess Amount and at least 95% of any amounts received in respect of the Grand Bahamian Shipyard Contract (less any Required Bahamian Vendor Payments) are transferred to a Collection Account on or before the fifth Business Day that such funds have been in a Bahamian Deposit Account (for the avoidance of doubt, upon the Bahamian Deposit Account Control Date, the Bahamian Deposit Accounts shall cease to be Excluded Accounts), and (vii) other Deposit Accounts which Administrative Agent may agree in its sole discretion.

(b)Section 1.01 of the Loan Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

"Bahamian Contract Accommodation Period" means the time period beginning on the First Amendment Effective Date and ending on the earlier of (a) the Bahamian Deposit Account Control Date and (b) January 16, 2024.

"Bahamian Deposit Accounts" means those certain Deposit Accounts of Orion Marine Construction Bahamas, LCC at Scotia Bank Bahamas with account numbers ending 7821 and 7822.

"Bahamian Deposit Accounts Excess Amount" has the meaning ascribed thereto in the definition of "Excluded Accounts".

"Bahamian Deposit Account Control Date" has the meaning ascribed thereto in Section 6.02(d).

"First Amendment Effective Date" means December 1, 2023.

"Grand Bahamian Shipyard Contract" means that certain design-build contract dated as of September 18, 2023, by and between Brand Bahama Shipyard Ltd. and Orion Marine Construction Bahamas LLC and any related documentation entered into in connection therewith..

"Required Bahamian Vendor Payments" means, for any given week, fund transfers from a Bahamian Deposit Account (i) that have been identified in writing to Administrative Agent by Borrowers before the close of business on Monday of such week as transfers that will be made to Bahamian vendors on such week in respect of outstanding invoices in connection with the Grand Bahamian Shipyard Contract, (ii) that Borrowers represent to Agent are, to the knowledge of the Borrowers, required to be made from an account in the Bahamas in accordance with Bahamian laws, rules or regulations, (iii) with respect to which Administrative Agent has not notified Borrowers in writing by 10:00 am on

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Tuesday of such week that the amounts proposed to be transferred to such vendors must instead be transferred to a Collection Account, and (iv) that are actually transferred to such vendors during such week.

(c)Section 2.03(c)(vii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(vii) Specified Prepayment. On or prior to the earlier of (i) June 30, 2024 and (ii) the date that is three (3) Business Days after (and in any event, promptly) after receipt of Net Proceeds in respect of the East and West Jones Sale, the Borrowers shall make one or more mandatory prepayments of the Term Loans (collectively, the "Specified Prepayment") designated by Borrowers to be in respect of the prepayment required by this Section 2.03(c)(vii) (and not in respect of any other mandatory prepayment required by this Section 2.03(c)) in increments of not less than $1,000,000 for any Specified Prepayment, and in an aggregate amount for all Specified Prepayments equal to $15,000,000 (which shall not be subject to the payment of the Make-Whole Amount).

(d)Section 6.01(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e)      Bahamian Deposit Accounts. On each Wednesday during the Bahamian Contract Accommodation Period, a report in form and substance acceptable to Administrative Agent in its sole discretion setting forth the amount of funds on deposit at each Bahamian Deposit Account for each day of the seven (7) day period ending on such Wednesday, attaching bank statements or screen shots for each Bahamian Deposit Account covering such seven (7) day period and including a certification by a Responsible Officer of Orion that no Event of Default has occurred under Section 8.01(e) during such seven (7) day period.  One each Monday, a list of any proposed transfers to be made to Bahamian vendors out of the Bahamian Deposit Accounts during such week in connection with the Grand Bahamian Shipyard Contract, together with a representation by Borrowers that such payments are, to the knowledge of the Borrowers, required to be made from an account in the Bahamas in accordance with Bahamian laws, rules or regulations.

(e)Section 6.12(b) of the Loan Agreement is hereby amended by adding the following sentence at the end thereof:

"The Loan Parties shall cause each of the Bahamian Deposit Accounts to be subject, on or before January 16, 2024, to a Control Agreement or other arrangement satisfactory to the Administrative Agent in its sole discretion, including, without limitation, a charge of each such Bahamian Deposit Account, together with an instruction from Orion to the applicable depositary bank requiring Administrative Agent's signature with respect to any fund transfers other than (x) fund transfers made to a Collection Account, (y) any Required Bahamian Vendor Payments, and (z) fund transfers that do not exceed $25,000 individually or $150,000 in the aggregate in any month, pursuant to which, in either case, Administrative Agent has control of each Bahamian Deposit Account for withdrawal purposes following the issuance of a notice provided by the

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Administrative Agent during a Cash Dominion Period (the date such obligation is satisfied, the "Bahamian Deposit Account Control Date")."

(f)Section 6.13(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a)     Consolidated Fixed Charge Coverage Ratio. The Loan Parties and their Subsidiaries, on a consolidated basis, shall maintain, as of the end of each Fiscal Quarter for the applicable Test Period then ended, a Consolidated Fixed Charge Coverage Ratio of not less than 1.10:1.00 for each such period, commencing with the Fiscal Quarter ending June 30, 2024.

(g)Section 6.13(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(d)     Minimum EBITDA. The Loan Parties and their Subsidiaries, on a consolidated basis, shall achieve, as of the end of each Fiscal Quarter for the applicable Test Period then ended, EBITDA, measured for the periods set forth below, of at least the required amount set forth opposite thereto in the following table:

Period	Minimum EBITDA
Quarterly Test Period ended June 30, 2023	$1,039,102
Semi-Annual Test Period ended September 30, 2023	$8,657,960
Tri-Quarterly Test Period ended December 31, 2023	$14,975,675
TFQ Test Period ending March 31, 2024	$29,703,993

(h)Section 8.01(b) of the Loan Agreement is hereby amended to add the following phrase before the words "Section 6.02(a),": "Section 6.01(e),".
(i)Section 8.01(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e)During the Bahamian Contract Accommodation Period, either (i) the aggregate balance on deposit at the Bahamian Deposit Accounts exceeds $500,000 (1) for longer than five consecutive Business Days or (2) other than as a result of deposits received in respect of the Grand Bahamian Shipyard Contract, (ii) any Bahamian Deposit Accounts Excess Amount is not transferred to a Collection Account on or before the third Business Day that such funds have been

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in a Bahamian Deposit Account, or (iii) less than 95% of any amounts received in respect of the Grand Bahamian Shipyard Contract are transferred to a Collection Account on or before the third Business Day that such funds have been in a Bahamian Deposit Account; provided the calculations with respect to clauses (ii) and (iii) shall exclude any Required Bahamian Vendor Payments. After the Bahamian Contract Accommodation Period, any fund transfers are made from a Bahamian Deposit Account other than (1) fund transfers made to a Collection Account, (2) any Required Bahamian Vendor Payments, (3) fund transfers that do not exceed $25,000 individually or $150,000 in the aggregate in any month, and (4) fund transfers that have been authorized in writing by Administrative Agent.

(j)Section 1 of Schedule 6.19 of the Loan Agreement is hereby amended and restated in its entirety as follows:

1.On or prior to each of the following dates, Borrowers shall have provided evidence to each Agent, in form and substance reasonably satisfactory to each Agent, that Borrowers have received cash proceeds from Specified Post-Closing Liquidity Transactions in the following aggregate amounts by the following dates: (a) $7,500,000 by the thirtieth (30th) day after the Closing Date, (b) $15,000,000 by the one-hundred and twentieth (120th) day after the Closing Date, and (c) $45,000,000 by June 30, 2024; provided, that, for the avoidance of doubt, the Specified Prepayment requirement of the Credit Agreement shall be separate and distinct from the requirements of this item 1 set forth on this Schedule 6.19.

(k)Section 6 of Schedule 6.19 of the Loan Agreement is hereby amended and restated in its entirety as follows:

6.On or before the forty-fifth (45th) day after the First Amendment Effective Date, or such later date as the Agent may agree in its sole discretion, Agent shall have received a joinder agreement to this Agreement and to each other Loan Document that is requested by the Agent in its Permitted Discretion, in each case duly executed by Orion Marine Construction Bahamas, LLC, a limited liability company organized in the Commonwealth of the Bahamas ("Orion Bahamas"), and all Collateral Documents and other documents and deliverables reasonably required by Agent (including legal opinions, insurance, corporate deliverables and all other documents required pursuant to Section 6.18) necessary or desirable in order to establish, preserve and perfect a first priority Lien of Agent under the laws of the Commonwealth of the Bahamas, in all assets of Orion Bahamas, in each case, in form and substance satisfactory to Agent in all respects. Such Collateral Documents shall secure at least $9,000,000 of the Obligations; provided, that from time to time such amount will be increased, and the Loan Parties will execute any pledges, documents, certificates, or instruments, will authorize any filings and will pay any taxes, in each case reasonably necessary to accomplish such increase, if Administrative Agent determines in its Permitted Discretion that such amount be increased in order to appropriate reflect the value of the assets of Orion Bahamas.

3.Conditions to Effectiveness.  This Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance acceptable to Administrative Agent:
(a)Administrative Agent's receipt of a copy of this Amendment executed by each

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Borrowers, the Lenders and each Agent;
(b)Administrative Agent's receipt of a true, correct and complete copy of the Grand Bahamian Shipyard Contract; and
(c)the representations and warranties contained herein shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
4.Representations and Warranties.  In order to induce each Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each Agent and the Lenders that:
(a)all representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
(c)this Amendment constitutes legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application affecting enforcements of creditors' rights or general principles of equity.
5.Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which shall remain unchanged and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.
6.Reaffirmation and Confirmation.  Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or

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relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.
7.Miscellaneous.
(a)Expenses.  Each Borrower agrees to pay on demand all reasonable out-of-pocket expenses incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided in this Section 7(a) shall survive any termination of the Loan Agreement.
(b)Choice of Law and Venue; Jury Trial Waiver; Judicial Reference Section.  Without limiting the applicability of any other provision of the Loan Agreement or any other Loan Document, the terms and provisions set forth in Section 10.16 (Governing Law; Jurisdiction; Etc.) and Section 10.17 (Waiver of Right to Jury Trial) of the Loan Agreement are expressly incorporated herein by reference.
(c)Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart hereto by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
(d)Loan Document.  Each Borrower hereby acknowledges and agrees that this Amendment is a Loan Document.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

"BORROWERS": ORION GROUP HOLDINGS INC., a Delaware corporation By: /s/ Travis Boone Name: Travis Boone Title: CEO
ORION MARINE CONSTRUCTION INC., a Florida corporation By: /s/ Travis Boone Name: Travis Boone Title: CEO
ORION INDUSTRIAL CONSTRUCTION, LLC, a Louisiana limited liability company By: /s/ Travis Boone Name: Travis Boone Title: CEO
SSL SOUTH, LLC, a Florida limited liability company By: /s/ Travis Boone Name: Travis Boone Title: CEO
ORION GOVERNMENT SERVICES, LLC, a Washington limited liability company By: /s/ Travis Boone Name: Travis Boone Title: CEO
INDUSTRIAL CHANNEL AND DOCK COMPANY, a Texas corporation By: /s/ Travis Boone Name: Travis Boone Title: CEO

Signature Page to Amendment No. 1 to Loan Agreement

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COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

T.LAQUAY DREDGING, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

KING FISHER MARINE SERVICE, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION CORPORATE SERVICES, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ARTEMIS BUSINESS SOLUTIONS, LLC, a Louisiana limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION ADMINISTRATIVE SERVICES, INC., a Texas corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

EAST & WEST JONES PLACEMENT AREAS, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

Signature Page to Amendment No. 1 to Loan Agreement

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PREFERRED TOOL SERVICES, INC., a Texas corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION MARINE GROUP, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION MARINE CONTRACTORS, INC., a Delaware corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

SCHNEIDER E&C COMPANY, INC., a Florida corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION CONCRETE CONSTRUCTION, LLC, a Delaware limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

TAS CONCRETE CONSTRUCTION LLC, a Delaware limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

TONY BAGLIORE CONCRETE, INC., a Texas corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

Signature Page to Amendment No. 1 to Loan Agreement

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T.A.S. COMMERCIAL CONCRETE SOLUTIONS, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

T.A.S. PROCO, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

MISENER MARINE CONSTRUCTION, INC., a Georgia corporation

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

ORION CONSTRUCTION, LLC, a Texas limited liability company

By: /s/ Travis Boone
Name: Travis Boone
Title: CEO

Signature Page to Amendment No. 1 to Loan Agreement

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AGENTS:
WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent By: /s/ Robert L. Dean Name: Robert L. Dean Title: Executive Vice President

Signature Page to Amendment No. 1 to Loan Agreement

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LENDERS:

WHITE OAK ABL, LLC, a Delaware limited liability company, as attorney-in-fact for each of the Lenders so identified on Schedule 2.01(a) to the Agreement

By: /s/ Thomas K. Otte
Name: Thomas K. Otte

Title: Manager

WHITE OAK COMMERCIAL FINANCE, LLC, not in its individual capacity but as attorney-in-fact for all Revolving Lenders By: /s/ Robert L. Dean Name: Robert L. Dean Title: Executive Vice President

Signature Page to Amendment No. 1 to Loan Agreement

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